Maintenance Reserves and Accrued Maintenance Costs	3 Months Ended
Mar. 31, 2013
Maintenance Reserves and Accrued Maintenance Costs [Abstract]
Maintenance Reserves and Accrued Maintenance Costs
3.	Maintenance Reserves and Accrued Maintenance Costs

Maintenance costs under the Company's triple net leases are generally the responsibility of the lessees.  Most of the Company's leases require payment of maintenance reserves, which are based upon lessee-reported usage and billed monthly, and are intended to accumulate funds that are expected to cover most or all of the cost of the lessees' performance of certain maintenance obligations under the leases.  Some of these payments for maintenance reserves are refundable, and some are non-refundable.

Refundable maintenance reserves received by the Company are accounted for as a liability, which is reduced when maintenance work is performed during the lease and reimbursement to the lessee is paid. Such reserves are refunded after all return conditions and, in some cases, any other payments due under the lease are satisfied.  Any refundable reserves retained by the Company to satisfy return conditions are recorded as revenue when the asset is returned.

Non-refundable maintenance reserves are recorded as maintenance reserves revenue (assuming cash is received or collections are reasonably assured).  The timing difference between recording maintenance reserves revenue as usage occurs and recording maintenance expense as maintenance is performed can have material effects on the volatility of reported earnings.

At March 31, 2013 and December 31, 2012, the liability for maintenance reserves and accrued maintenance costs consisted of refundable maintenance payments billed to lessees based on usage and accrued maintenance costs for both off-lease aircraft and lessee maintenance claims for non-refundable maintenance reserves.   Refundable maintenance reserves at December 31, 2012 also included a $6,528,500 payment received from a lessee when its two aircraft leases were assigned to a new lessee upon the sale of the original lessee's assets in 2012.  The subject aircraft were returned to the Company by the new lessee in the first quarter of 2013 in connection with the new lessee's bankruptcy and the payment was recorded as maintenance reserves revenue.

	March 31, 2013	December 31, 2012

Refundable maintenance reserves	$8,509,500	$14,477,400
Accrued maintenance costs	2,608,200	878,700
	$11,117,700	$15,356,100

Additions to and deductions from the Company's accrued maintenance costs during the three months ended March 31, 2013 and 2012 for aircraft maintenance were as follows:

	For the Three Months Ended March 31,
	2013	2012

Balance, beginning of period	$878,700	$1,013,400

Additions:
Charged to expense	2,692,600	754,800
Reversals of previously accrued maintenance costs	(287,400)	(300)
Total maintenance expense	2,405,200	754,500
Capital equipment	384,800	46,000
Accrued claims related to refundable maintenance reserves	262,900	292,300
Prepaid maintenance and other	90,500	122,500
Total additions	3,143,400	1,215,300

Deductions:
Payments	1,413,900	1,026,200
Other	-	217,000
Total deductions	1,413,900	1,243,200

Net increase/(decrease) in accrued maintenance costs	1,729,500	(27,900)

Balance, end of period	$2,608,200	$985,500